AIM ImmunoTech

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Ampligen Breakthroughs in Treating Late-Stage Pancreatic Cancer

Corporate Presentation - February 2026

Forward-Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Among the studies are clinical trials that provide only preliminary data with a small number of subjects, and no assurance can be given that the findings in these studies will prove true or that the study or studies will yield favorable results. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

AIM ImmunoTech

We are a late-stage clinical immuno-pharma company focused on developing therapeutics across a number of disease areas, from immuno-oncology to immune disorders to viral diseases

Important Clinical Asset

Lead drug Ampligen® is an immuno-modulator that has shown broad spectrum activity in human clinical studies with significant positive data published in numerous well-respected journals and presented at major global conferences

Active Clinical Programs

Across multiple high-value indications, including pancreatic cancer and ovarian cancer as primary and secondary research and development targets

Major Industry and University Collaborators

Clinical trial funding and support has come predominantly from government grants; industry leaders such as AstraZeneca and Merck Sharpe & Dohme; and leading global research institutions such as the Erasmus Medical Center, the University of Pittsburgh Medical Center and the Roswell Park Comprehensive Cancer Center

Unlocking the value of Ampligen with the priority goal of new drug approval in pancreatic cancer

- ✓ Unmet medical needs with little-to-no pipeline competition
- ✓ Consistent positive data from open-label, late-stage cancer clinical programs
- ✓ World-class cancer research centers
- ✓ Big Pharma collaborators, including Merck Sharpe & Dohme and AstraZeneca
- ✓ Market exclusivity

Ampligen's Therapeutic Mechanism of Action in Oncology

- Ampligen is a Toll-like receptor 3 agonist shown in animal and human studies to reprogram the tumor microenvironment, promote immune-mediated tumor destruction, and potentially convert "cold" tumors into "hot" tumors, enhancing responsiveness to checkpoint inhibitors and activating innate immune responses.
- Ampligen mimics viral RNA signals in the tumor microenvironment, activating TLR3 pathways and Th1 immune signaling. This induces PD-1/PD-L1 expression to suppress T-cell activity, an effect that can be reversed with anti-PD-1 blockade.
- The only known TLR3 agonist to promote selective attraction of CTLs (Teff) with concomitant reduction in Treg attraction in the tumor microenvironment
- Shown to suppress tumor cell proliferation in those cancer cells expressing TLR3
- Demonstrates positive increase of ratio of CXCL10 (CTL-attractant) to CCL22 (Treg-attractant) and increased ratio of CTL/Treg markers
- CA19-9 tumor marker levels appear to be predictive of Ampligen response

Ensuring Effective Chemokine Modulation in Tumors is Important for Teff Cell Infiltration and Increased Survival

High levels of CXCL10 in tumors is associated with enhanced infiltration of CTLs (Teff) cells and increased survival in colorectal cancer

In contrast, high levels of CCL22 which preferentially attracts Tregs is associated with reduced survival

Ampligen

Ampligen shown in clinical trials to **increase CXCL10 and decrease CCL22** intratumorally with associated increase in the Teff/Treg ratio in subjects

This helps explain Ampligen's broad-spectrum and potential impact in pancreatic cancer and other solid tumors

Ampligen's Excellent Safety Profile

- Unique TLR3 agonist with differentiated mechanism and favorable safety profile
- Activates TRIF pathway, avoiding the systemic inflammatory MyD88 pathway
- IV administration over 30–60 minutes
- Well tolerated across >100,000 IV doses and in Phase 1 IP and IN studies
- Extensive clinical exposure (>600 patient-years)
- Common AEs limited to transient flushing and mild flu-like symptoms
- Regulatory experience: Approved for severe CFS in Argentina; FDA Treatment IND (CFS); Early Access Program in the Netherlands (pancreatic cancer)
- Received Orphan Drug Designations from the FDA and EMA in multiple indications

Late-stage metastatic pancreatic cancer is a primary focus for Ampligen's development given…

- *The lethal malignancy's high unmet need*
- *The large potential market*
- *AIM's U.S. patent for Ampligen in combination with PD-L1 drugs for the treatment of cancers, including pancreatic cancer*
- *AIM's granted orphan designations in the EU and US, which protect market exclusivity*

And perhaps most importantly…

Ampligen's data-driven promise in areas of Progression-Free Survival and Overall Survival in both DURIPANC and the Early Access Program

Pancreatic Cancer Intellectual Property Portfolio

Patent protection regarding pancreatic cancer and oncology development

- *United States* - Methods involve the administration of a unique synergistic combination of Ampligen and an anti-PD-L1 in the treatment of pancreatic cancer, renal cell carcinoma, colorectal cancer and/or melanoma. Valid until **August 9, 2039**.
- *Netherlands* - Granted claims include, but are not limited to, the use of Ampligen as a combination cancer therapy with checkpoint blockade inhibitors (e.g. pembrolizumab, nivolumab). Valid until **December 19, 2039**.

Orphan Drug Designations in pancreatic cancer

- *United States* – **7 years** of exclusivity once drug receives market approval
- *European Union* – **Up to 10 years** of market protection for an approved drug

Foundation for Success in Pancreatic Cancer

Netherlands government-approved Early Access Program (EAP) Indicated Statistically Significant Increased Overall Survival Compared to Historical Controls in the Treatment of Late-Stage Pancreatic Cancer

Erasmus University Medical Center	57 adult subjects with metastatic or locally advanced unresectable pancreatic cancer previously treated with FOLFIRINOX received Ampligen 200 mg twice weekly for 2 weeks, followed by 400 mg twice weekly for up to 18 weeks.
Survival Data:	Median overall survival (OS) was 19.7 months in the Ampligen® cohort compared to 12.5 months for a well-matched historical control group (p<0.0001) 19.7 months OS in Ampligen® cohort represents 8.6 month increase survival benefit compared to current standard of care (FOLFIRINOX), which yields 11.1 months OS
Quality of Life:	Positive patient-reported measures of Quality of Life

EAP - A well-matched historical control group (established by the below p-values) was used to compare outcomes in the single-arm study

Variable	Control Group (n=27)	Ampligen® Group (n=57)	p-value
Age, Mean (SD)	64.5 ± 8.4	64.6 ± 8.1	0.9
FOLFIRINOX cycles, Mean (SD)	7.7 ± 3.3	9.1 ± 3.1	0.108
Gender			
Male (n, %) Female (n, %)	18, 67% 9, 33%	36, 63% 21, 37%	0.811
Disease Stages			
Locally Advanced Pancreatic Cancer (n, %) Metastatic (n, %)	5, 19% 22, 81%	15, 26% 42, 74%	0.585

	Time from last FOLFIRINOX dose to progression (months)	Time from last FOLFIRINOX dose to start of Ampligen® (months)
Historical Control (n=27)	Mean: 5.84 Median: 3.47	
Ampligen Group (n=57)		Mean: 5.57 Median: 3.93
p-value	p = 0.616	

Demographics and disease stage of Historical Control group is similar to Ampligen-treated Group.
Time from last FOLFIRINOX dose (Ampligen-treated group) and progression-free interval (Historical Control Group) is also similar.

Ampligen demonstrated significant improvement in OS and PFS as compared with historical controls

Progression-Free Survival (PFS)



100
50
0
% Survival
Ampligen n=57
Control n=27
0
20
40
60
Months From FOLFIRINOX Start

$P_{logrank(mantel\text{-}cox)}$ =.0003
$HR_{logrank}$ = .44 (.25-.78)

Median PFS
- *Ampligen: 12.6 months*
- *Historical Control: 8.6 months*

Overall Survival (OS)



100
50
0
% Survival
Ampligen n=57
Control n=27
0
20
40
60
80
Months From FOLFIRINOX Start

$P_{logrank(mantel\text{-}cox)}$ <.0001
$HR_{logrank}$ = .38 (.20-.70)

Median OS
- *Ampligen: 19.7 months*
- *Historical Control: 12.5 months*

Baseline Neutrophil/Lymphocyte (N/L) ratio appear to be predictive of Ampligen response

Progression-Free Survival (PFS)


N/L < 4.5 (n=39)
N/L > 4.5 (n=9)
Control (n=27)
% Survival
100
50
0
0
20
40
60
Months From FOLFIRINOX Start
$P_{logrank(mantel-cox)}$ <.0001
$HR_{logrank}$ = .26 (.14-.50)
N/L<4.5
vs. Control

Median PFS (months)
- *Ampligen N/L< 4.5: 17.7*
- *Ampligen N/L> 4.5 : 12.2*
- *Historical Controls: 8.6*

Overall Survival (OS)


N/L < 4.5 (n=39)
N/L > 4.5 (n=9)
Control (n=27)
% Survival
100
50
0
0
20
40
60
80
Months From FOLFIRINOX Start
$P_{logrank(mantel-cox)}$ <.0001
$HR_{logrank}$ = .29 (.15-.56)
N/L<4.5
vs. Control

Median OS (months)
- *Ampligen N/L< 4.5: 34.8*
- *Ampligen N/L> 4.5 : 19.3*
- *Historical Controls: 12.5*

CA19-9 tumor marker levels appear to be predictive of Ampligen response

Progression-Free Survival (PFS)



CA19-9 <1000 (n=49)
CA19-9 >=1000 (n=8)
Control (n=27)
% Survival
100
50
0
0
20
40
60
Months From FOLFIRINOX Start

$P_{logrank(mantel\text{-}cox)}$ <.0001 — *CA19-9<1000 vs. Control*
$HR_{logrank}$ = .39 (.22-.71)

Median PFS (months)

- *Ampligen CA 19-9<1000: 13.1*
- *Ampligen CA 19-9>1000: 7.5*
- *Historical Controls: 8.6*

Overall Survival (OS)



CA19-9 <1000 (n=49)
CA19-9 >=1000 (n=8)
Control (n=27)
% Survival
100
50
0
0
20
40
60
80
Months From FOLFIRINOX Start

$P_{logrank(mantel\text{-}cox)}$ <.0001 — *CA19-9<1000 vs. Control*
$HR_{logrank}$ = .29 (.15-.54)

Median OS (months)

- *Ampligen CA 19-9<1000: 24.1*
- *Ampligen CA 19-9>1000: 9.5*
- *Historical Controls: 12.5*

DURIPANC - Phase 2 Metastatic Pancreatic Cancer Clinical Trial

Sponsor: Erasmus University Medical Center

Collaborators: AIM ImmunoTech and AstraZeneca

Study Title: Combining Anti-PD-L1 Immune Checkpoint Inhibitor Durvalumab With TLR-3 Agonist Rintatolimod (Ampligen) in Patients With Metastatic Pancreatic Ductal Adenocarcinoma for Therapy Efficacy (DURIPANC) (NCT05927142)

Study Type: Phase 1/2, single-arm, exploratory, immunotherapy combination

Population: Metastatic pancreatic ductal adenocarcinoma (PDAC)

Therapeutic Regimen: Durvalumab (anti–PD-L1) + Ampligen (TLR3 agonist)

Post-Chemotherapy Setting: Stable disease after 8 cycles of FOLFIRINOX

DURIPANC – Interim Results

The mid-year 2025 update reported that among the 14 patients evaluable for progression-free survival, eight patients experienced disease progression within six months of treatment initiation and three patients had a progression-free survival duration of more than six months. Of the 11 patients evaluable for overall survival, seven patients (64%) achieved an overall survival duration greater than six months.

As of February 3, 2026, clinical trial lead investigator Marjolein Y. V. Homs, MD, PhD, Department of Medical Oncology, Erasmus MC Cancer Institute, reports that the promising Progression-Free Survival and Overall Survival seen in Phase 1 of the study – which supported advancement to the ongoing Phase 2 portion of the study – continues to be seen and that enrollment is ongoing. Erasmus MC expects that detailed data will be published later this year.

With regards to safety, the trial has reported only two grade 3 immune-related adverse events and no unexpected toxicities have been observed. Patients consistently reported a high quality of life throughout treatment, especially in an advanced PDAC cohort.

Initial immune profiling shows encouraging trends. The detected immunologic alterations demonstrate a coordinated activation by the combination of Ampligen with Durvalumab of both innate and adaptive immune responses after therapy.

Immuno-monitoring, including paired tumor biopsies and longitudinal peripheral blood analysis, is underway and will be reported in the final analysis.

Proven Management Team



Thomas K. Equels, MS, JD
Chief Executive Officer



Peter W. Rodino III, JD
Chief Operating Officer, Executive Director for Governmental Relations, General Counsel, Secretary



Robert Dickey IV, MBA
Chief Financial Officer



William Mitchell, MD, PhD
Chairman of the Board of Directors



Charles Lapp, MD
Medical Officer



Christopher Nicodemus, MD
Science Officer